COLONIAL HIGH YIELD SECURITIES FUND   Annual Report

 December 31, 1998


















                     Not FDIC            May Lose Value
                     Insured             No Bank Guarantee

                 COLONIAL HIGH YIELD SECURITIES FUND HIGHLIGHTS
                      JANUARY 1, 1998 - DECEMBER 31, 1998

INVESTMENT OBJECTIVE: Colonial High Yield Securities Fund seeks high current income and total return by investing primarily in lower-rated corporate debt securities.

PORTFOLIO MANAGER COMMENTARY:(1) "Significant volatility in the high-yield bond market during 1998 presented investors with a number of challenges, particularly during the second half of the year, when investors' demand for high-yield bonds diminished and bond prices were seriously depressed. Despite these hurdles, the Fund's reasonably conservative structure generated good performance relative to its competitors.(2)" -- Carl Ericson

                COLONIAL HIGH YIELD SECURITIES FUND PERFORMANCE

                                                CLASS A    CLASS B   CLASS C
                                               --------    -------   -------
Inception dates                                10/21/71(3)  6/8/92   1/15/96
12-month distributions declared per share        $0.624     $0.570    $0.581
SEC yields on 12/31/98(4)                          8.75%      8.42%     8.57%
12-month total returns, assuming reinvestment      2.12%      1.36%     1.51%(5)
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
Net asset value per share on 12/31/98             $6.76      $6.76     $6.76


TOP FIVE HOLDINGS BY ISSUER(6)
(AS OF 12/31/98)
--------------------------------------------
EchoStar Communications ................ 4.6%
CSC Holdings, Inc ...................... 3.9%
Nextel Communications .................. 3.3%
Pathmark Stores ........................ 2.7%
U.S. Air, Inc .......................... 2.3%


TOP FIVE BOND SECTORS(6)
(AS OF 12/31/98)
--------------------------------------------
Manufacturing ......................... 18.6%
Telecommunications .................... 15.7%
Trans., Elec., Gas &
Sanitation Services .................... 9.4%
Cable .................................. 8.3%
Mining & Energy ........................ 5.3%

(1) Effective January 26, 1999, Andrea Feingold no longer manages Colonial High Yield Securities Fund. Carl Ericson, the director of Colonial's Taxable Fixed Income Department, now manages the Fund. The Fund continues to be managed by a team with 10 years,on average, of investment experience. We do not anticipate any changes in the Fund's investment style.
(2) Please see page 3 for complete Lipper rankings.
(3) Colonial High Yield Securities Fund adopted its current investment policies on 3/31/80.
(4) The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield for Class C shares would have been 8.42%.
(5) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent this waiver, performance results would have been lower.
(6) Portfolio holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the same portfolio holdings and sector breakdown in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial
High Yield Securities Fund for the 12-month period ended
December 31, 1998.

The past 12 months presented investor
with a number of challenges. Lingering concern about       [Photograph Pres.]
Asia's weakening economies and the possibility of slower economic growth around the world had a negative impact on many markets. However, the U.S. economy continued to have well-balanced growth with few signs of inflation, which resulted in companies posting strong cash flows and earnings growth. Economic problems in emerging markets created a flight to quality during the summer, causing global investors to shift assets to high-quality U.S. stocks and bonds. Volatility increased as investors sold small-company stocks, emerging market securities and high-yield bonds, and sought relatively stable investments such as U.S. Treasurys and the household names of large-cap stocks.

In the fall, the Federal Reserve Board lowered interest rates, a move that investors generally concluded would stimulate the economy. Proposals submitted by the world's largest industrial nations designed to stimulate global economies and help countries prevent financial panic encouraged recovery in the markets.

For investors seeking competitive levels of current income and long-term appreciation potential, Colonial High Yield Securities Fund remains a viable investment option for their portfolios. Thank you for choosing Colonial High Yield Securities Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ STEPHEN E. GIBSON
------------------------
Stephen E. Gibson
President
February 11, 1999

Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.
(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper High Current Yield Category was negative 0.44% for the 12 months ended December 31, 1998. The Fund's Class A shares were ranked in the second quartile for 1 year (77 out of 246 funds), in the first quartile for 5 years (13 out of 87 funds) and in the first quartile for 10 years (9 out of 53 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

                           PORTFOLIO MANAGEMENT REPORT

CARL ERICSON is portfolio manager of Colonial High Yield Securities Fund. Mr. Ericson is senior vice president of Colonial Management Associates, Inc. and is a chartered financial analyst.

MIXED INVESTMENT ENVIRONMENT FOR HIGH-YIELD BONDS IN 1998
The investment environment for high-yield bonds was mixed during the year. The first six months were characterized by steady economic growth, low inflation and low unemployment. Companies continued to generate strong revenue, earnings and cash flow, helping both bond and stock markets. Furthermore, market demand for high-yield bonds was strong, with broad market support for all types of new issues.

However, during July and August, the economy slowed down, stock prices dropped and concerns about unstable conditions in Asia resurfaced. Market conditions became increasingly volatile as Russia experienced a major economic and political crisis. Investors feared that other emerging markets might also have potentially serious problems. As volatility increased sharply, investors made a full-fledged flight to quality, seeking relatively stable investments such as U.S. Treasury securities and the household names of large-cap stocks. In response, high-yield bond prices fell and market liquidity declined, producing one of the weakest high-yield markets in almost a decade. However, three successive interest rate cuts by the Federal Reserve Board in the fall convinced investors that the economy would continue to grow. Based on a belief that high-yield companies would still be able to generate sufficient cash flows to meet their debt obligations, the high-yield market recovered nicely, posting its largest one-month gain in history during November.

FUND BENEFITED FROM A CONSERVATIVE STRUCTURE
Despite significant market volatility during the period, particularly during the past six months, the Fund provided relatively good performance, generating a 12-month total return of 2.12% for Class A shares, based on net asset value. This compared favorably with the Fund's Lipper group average, which had a total return of negative 0.44% for the same period.(1)

We attribute this performance to maintaining quality credit research and a relatively conservative structure. First, the portfolio's diversified holdings are concentrated in the mid-quality segment of the high-yield market. These issues are typically over $100 million in size and are traded by at least two major firms -- characteristics that may make trading easier during difficult market conditions. Second, the portfolio has a lower-than-average exposure to deferred-pay securities, such as zero-coupon bonds, that don't provide investors with any income flows until maturity. This type of bond had weaker performance during the second half of the year than those bonds which typically pay interest semi-annually.

(1) Please see page 3 for complete Lipper rankings.

CABLE, BROADCAST, AND MEDIA SECTORS PROVIDED ATTRACTIVE GAINS
We continued to invest a significant proportion of the Fund's assets in well-managed cable, broadcast and media companies (28.3% of net assets). Companies in these sectors performed well throughout the period. For example, we own CSC Holdings (3.9% of net assets), which reported strong financial results in the midst of the market setback. Based in New York, CSC owns both distribution and programming assets through a strong cable TV franchise on the East Coast. The company also owns Madison Square Garden and all its broadcast rights. Another contributor to the Fund's good performance was its largest holding, EchoStar Communications (4.6% of net assets). EchoStar is the established market leader in direct broadcast satellite (DBS), with a higher growth rate and larger channel capacity than any of its competitors. In addition, the company recently announced that it would refinance its debt at a lower cost, taking advantage of its improved credit quality to obtain more favorable terms on its loans. When financing is completed, EchoStar intends to repurchase bonds held in its portfolio at an attractive premium, a scenario that could generate a gain for shareholders.

POSITIVE OUTLOOK FOR IMPROVEMENT IN HIGH-YIELD MARKET CONDITIONS
We have a favorable outlook for improving conditions in the high-yield bond market in the months ahead. We expect moderate economic growth, low interest rates and low inflation to continue. These conditions all increase the likelihood that high-yield companies will be able to generate strong cash flows, setting the stage for further improvement in high-yield bond prices. However, even in an environment that offers little price appreciation, such as we experienced during the second and third quarters of 1998, the relatively high income levels offered by high-yield bonds may provide shareholders with attractive total returns.

          COLONIAL HIGH YIELD SECURITIES FUND'S INVESTMENT PERFORMANCE
                    VS. THE CS FIRST BOSTON HIGH YIELD INDEX
               Change in Value of $10,000 from 12/31/88 - 12/31/98

                                                                           First
                                 Class A Shares                           Boston
  $30,000                     Based on NAV and POP                       $27,744
  $25,000
  $20,000                       [MOUNTAIN CHART]                             NAV
  $15,000                                                                $27,193
  $10,000
                                                                             POP
                                                                         $25,901
          12/88                                                  12/98


                 VALUE OF A $10,000 INVESTMENT MADE ON 12/31/88
                                 As of 12/31/98
                 ----------------------------------------------
              Class A               Class B                  Class C
          NAV        POP        NAV        w/CDSC        NAV        w/CDSC
        ------------------    -------------------      --------------------
        $27,193    $25,901    $25,922     $25,922      $26,664      $26,664
        ------------------    -------------------      --------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12/31/98
                          ----------------------------
                Class A Shares        Class B Shares       Class C Shares
Inception           10/21/71              6/8/92                1/15/96
                  NAV      POP         NAV    w/CDSC        NAV     w/CDSC
                --------------        --------------      ----------------
1 YEAR           2.12%   (2.73)%      1.36%    (3.32)%     1.51%      0.57%
5 YEARS          8.88     7.82        8.07      7.78       8.45       8.45
10 YEARS        10.52     9.98        9.99      9.99      10.30      10.30



Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.
The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1998 (IN THOUSANDS)

BONDS & NOTES - 86.1%                                    PAR       VALUE
---------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 85.2%
---------------------------------------------------------------------------
CONSTRUCTION - 1.6%
 BUILDING CONSTRUCTION
 Falcon Building Products, Inc.,
  stepped coupon, (10.500% 06/15/02)
                              (a)06/15/07              $ 12,000    $  7,080
 Nortek, Inc.,
                         9.875%  03/01/04                11,000      11,468
                                                                   --------
                                                                     18,548
                                                                   --------

 ...........................................................................
MANUFACTURING - 29.6%
 CHEMICALS & ALLIED PRODUCTS - 4.4%
 ClimaChem, Inc.,
                        10.750%  12/01/07                 2,000       2,020
 Huntsman Corp.,
                         9.500%  07/01/07  (b)            3,000       2,985
 Hydrochem Industrial Services, Inc.,
                        10.375%  08/01/07                 4,225       4,056
 LaRoche Industries, Inc.,
                         9.500%  09/15/07                 5,000       4,000
 PCI Chemicals Canada, Inc.,
                         9.250%  10/15/07                 4,000       3,240
 Sterling Chemicals, Inc.,
                        11.750%  08/15/06                12,000      10,320
 Texas Petrochemical Corp.,
                        11.125%  07/01/06                11,500      11,328
 Trans Resources, Inc.:
  stepped coupon, (12.000% 03/01/03)
                              (a)03/15/08                 7,000       3,710
                        10.750%  03/15/08                10,000       9,950
                                                                   --------
                                                                     51,609
                                                                   --------

 ELECTRONIC & ELECTRICAL EQUIPMENT - 0.7%
 Amphenol Corp.,
                         9.875%  05/15/07                 7,000       7,245
 TransDigm, Inc.,
                        10.375%  12/01/08  (b)            1,000       1,000
                                                                   --------
                                                                      8,245
                                                                   --------

 FABRICATED METAL - 0.4%
 Earle M. Jorgensen & Co.,
                         9.500%  04/01/05                 4,500       4,140
                                                                   --------

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - CONT.             PAR       VALUE
---------------------------------------------------------------------------
MANUFACTURING - CONT.
 FOOD & KINDRED PRODUCTS - 1.0%
 Chattem, Inc.,
                         8.875%  04/01/08               $ 9,750    $  9,994
 Pilgrim's Pride Corp.,
                        10.875%  08/01/03                 1,600       1,648
                                                                   --------
                                                                     11,642
                                                                   --------

 MACHINERY & COMPUTER EQUIPMENT - 1.4%
 IMO Industries, Inc.,
                        11.750%  05/01/06                 8,530       8,615
 Numatics, Inc.,
                         9.625%  04/01/08                 8,435       7,929
                                                                   --------
                                                                     16,544
                                                                   --------

 MEASURING & ANALYZING INSTRUMENTS - 1.0%
 Envirosource, Inc.,
                         9.750%  06/15/03                12,501      11,501
                                                                   --------

 MISCELLANEOUS MANUFACTURING - 6.8%
 Amscan Holdings, Inc.,
                         9.875%  12/15/07                 7,000       6,528
 Compass Aerospace Corp.,
                        10.125%  04/15/05  (b)            3,000       2,910
 Delco Remy International, Inc.,
                        10.625%  08/01/06                12,000      12,840
 Eagle-Picher Industries, Inc.,
                         9.375%  03/01/08                 8,000       7,560
 ISG Resources, Inc.,
                        10.000%  04/15/08                 4,500       4,455
 Koppers Industries, Inc.,
                         9.875%  12/01/07                 9,175       8,992
 Moll Industries, Inc.,
                        10.500%  07/01/08  (b)            4,000       3,900
 Newcor, Inc.,
                         9.875%  03/01/08                 5,000       4,650
 Special Devices, Inc.,
                        11.375%  12/15/08  (b)            4,000       4,070
 Syratech Corp.,
                        11.000%  04/15/07                 4,000       3,240
 Tekni-Plex, Inc.,
                         9.250%  03/01/08                 6,000       6,270
 Thermadyne Holdings Corp.,
                         9.875%  06/01/08                13,000      12,090
 Werner Holding Co.,
                        10.000%  11/15/07                 2,000       1,980
                                                                   --------
                                                                     79,485
                                                                   --------

                     Investment Portfolio/December 31, 1998
 --------------------------------------------------------------------------

 PAPER PRODUCTS - 3.6%
 Gaylord Container Corp.:
                         9.375%   06/15/07              $ 6,000    $  5,265
                         9.750%   06/15/07                9,600       8,496
 Repap New Brunswick, Inc.,
                        10.625%   04/15/05               20,000      13,600
 Riverwood International Corp.,
                        10.875%   04/01/08               16,000      14,480
                                                                   --------
                                                                     41,841
                                                                   --------

 PRIMARY METAL - 4.2%
 Ivaco, Inc.,
                        11.500%   09/15/05                7,500       7,275
 Kaiser Aluminum & Chemical Corp.:
                        10.875%   10/15/06               10,000      10,250
                        10.875%   10/15/06                  500         512
 Keystone Consolidated Industries, Inc.,
                         9.625%   08/01/07                8,300       7,926
 Northwestern Steel and Wire Co.,
                         9.500%   06/15/01                3,000       2,100
 Renco Metals, Inc.,
                        11.500%   07/01/03                3,000       3,120
 WCI Steel Inc.,
                        10.000%   12/01/04                8,000       8,000
 Wheeling-Pittsburgh Corp.,
                         9.250%   11/15/07               11,000      10,340
                                                                   --------
                                                                     49,523
                                                                   --------

 PRINTING & PUBLISHING - 1.3%
 American Lawyer Media, Inc.,
  stepped coupon, (12.250% 12/15/02)
                               (a)12/15/08                2,000       1,250
                         9.750%   12/15/07               13,000      13,455
                                                                   --------
                                                                     14,705
                                                                   --------

 RUBBER & PLASTIC - 0.8%
 Burke Industries, Inc.,
                        10.000%   08/15/07               10,115       9,812
                                                                   --------

 STONE, CLAY, GLASS & CONCRETE - 0.2%
 Anchor Glass Container Corp.,
                        11.250%   04/01/05                2,250       2,363
                                                                   --------

 TEXTILE MILL PRODUCTS - 0.9%
 Collins & Aikman Products Co.,
                        10.000%   01/15/07                9,950      10,398
                                                                   --------

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - CONT.             PAR       VALUE
---------------------------------------------------------------------------
MANUFACTURING - CONT.
 TRANSPORTATION EQUIPMENT - 2.9%
 Johnstown America Industries, Inc.:
                        11.750%  08/15/05              $ 12,000    $ 12,660
 LDM Technologies, Inc.,
                        10.750%  01/15/07                12,000      12,000
 Venture Holdings Trust,
  Series B,
                         9.500%  07/01/05                10,000       9,950
                                                                   --------
                                                                     34,610
                                                                   --------

---------------------------------------------------------------------------
MINING & ENERGY - 5.3%
 COAL MINING - 0.8%
 AEI Resources, Inc.,
                        10.500%  12/15/05  (b)           10,000       9,800
                                                                   --------

 CRUDE PETROLEUM & NATURAL GAS - 0.1%
 TransAmerican Energy Corp.,
                        11.500%   06/15/02                5,975       1,554
                                                                   --------

 METAL MINING - 0.7%
 Metallurg, Inc.,
                        11.000%   12/01/07                8,700       7,743
                                                                   --------

 OIL & GAS EXTRACTION - 2.5%
 Belden & Blake Corp.,
                         9.875%   06/15/07               10,250       8,303
 Magnum Hunter Resources, Inc.,
                        10.000%   06/01/07               12,450      10,458
 Mariner Energy, Inc.,
                        10.500%   08/01/06                8,000       7,280
 Petsec Energy, Inc.,
                         9.500%   06/15/07                6,825       3,822
                                                                   --------
                                                                     29,863
                                                                   --------

 OIL & GAS FIELD SERVICES - 1.2%
 Chile Offshore Corp.,
                        10.000%   05/01/08                8,000       6,400
 Northern Offshore, ASA,
                        10.000%   05/15/05  (b)(c)        3,000       1,560
 Pool Energy Services Co.,
                         8.625%   04/01/08                7,000       6,650
                                                                   --------
                                                                     14,610
                                                                   --------

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
RETAIL TRADE - 4.0%
 FOOD STORES
 Pathmark Stores, Inc.:
  stepped coupon, (10.750% 11/01/99)
                               (a)11/01/03             $ 12,500    $ 10,250
                         9.625%   05/01/03               22,000      21,560
 Richmont Marketing Specialists, Inc.,
                        10.125%   12/15/07  (b)           9,275       6,956
 Star Markets Co.,
                        13.000%    11/1/04                7,825       8,725
                                                                   --------
                                                                     47,491
                                                                   --------

---------------------------------------------------------------------------
SERVICES - 5.6%
 AMUSEMENT & RECREATION - 3.6%
 Boyd Gaming Corp.,
                         9.500%   07/15/07                5,000       5,000
 Hollywood Casino Corp.,
                        12.750%   11/01/03               10,000      10,650
 Horseshoe Gaming, LLC,
                         9.375%   06/15/07               10,500      10,867
 Lady Luck Gaming Corp.,
                        11.875%   03/01/01                5,000       5,112
 Regal Cinemas, Inc.:
                         9.500%   06/01/08                8,000       8,240
                         9.500%   06/01/08  (b)           2,000       2,060
                                                                   --------
                                                                     41,929
                                                                   --------

 BUSINESS SERVICES - 0.4%
 PSINet, Inc.,
                        10.000%   02/15/05                4,500       4,455
                                                                   --------

 OTHER SERVICES - 1.6%
 Borg-Warner Security Corp.,
                         9.625%   03/15/07                8,645       9,380
 Intertek Finance, PLC,
                        10.250%   11/01/06               10,125       9,416
                                                                   --------
                                                                     18,796
                                                                   --------

---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 38.2%
 AIR TRANSPORTATION - 2.6%
 Trans World Airlines, Inc.,
                        11.375%   03/01/06                5,000       3,500
 U.S. Air, Inc.,
                        10.375%   03/01/13               24,154      26,690
                                                                   --------
                                                                     30,190
                                                                   --------

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - CONT.             PAR       VALUE
---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
 BROADCASTING - 4.0%
 Allbritton Communications Co.,
                         9.750%   11/30/07             $ 12,000    $ 12,720
 Fox Family Worldwide, Inc.,
                         9.250%   11/01/07               12,000      11,850
 Lin Holding Corp.,
  stepped coupon, (10.000% 03/01/03)
                               (a)03/01/08               15,000      10,538
 SFX Broadcasting, Inc.,
                        10.750%   05/15/06                4,543       4,997
 Shop At Home, Inc.,
                        11.000%   04/01/05                2,750       2,805
 Sinclair Broadcast Group, Inc.,
                        10.000%   09/30/05                4,055       4,258
                                                                   --------
                                                                     47,168
                                                                   --------

 CABLE - 11.2%
 Adelphia Communications Corp.,
                         9.875%   03/01/07               13,000      14,398
 Avalon Cable Holdings LLC,
  stepped coupon, (11.875% 12/01/03)
                               (a)12/01/08                6,000       3,375
                         9.375%   12/01/08                5,200       5,304
 Century Communications Corp.:
                               (d)01/15/08               12,000       6,180
                               (d)03/15/03                8,000       6,040
 Classic Cable, Inc.,
                         9.875%   08/01/08  (b)           8,750       9,100
 Comcast Corp.,
                         9.500%   01/15/08               10,000      10,525
 Comcast UK Cable Partners Ltd.,
  stepped coupon, (11.200% 11/15/00)
                               (a)11/15/07               14,000      11,900
 Diamond Cable Communications, PLC,
  stepped coupon, (10.750% 02/15/02)
                               (a)02/15/07  (e)          13,000       9,360
 EchoStar Satellite Broadcasting Corp.,
  stepped coupon, (13.125% 03/15/00)
                               (a)03/15/04               10,000       9,975
 FrontierVision Holdings, LP,
  stepped coupon, (11.875% 09/15/01)
                               (a)09/15/07               10,000       8,375
 International CableTel, Inc.,
  stepped coupon, (12.750% 04/15/00)
                               (a)02/01/06               13,000      10,790

                     Investment Portfolio/December 31, 1998
 --------------------------------------------------------------------------
 Northland Cable Television, Inc.,
                        10.250%   11/15/07             $ 10,325    $ 10,867
 Renaissance Media Group,
  stepped coupon, (10.000% 04/15/03)
                               (a)04/15/08                5,000       3,350
 Telewest Communication, PLC,
  stepped coupon, (11.000% 10/01/00)
                               (a)10/01/07  (e)          15,000      12,525
                                                                   --------
                                                                    132,064
                                                                   --------
 COMMUNICATIONS - 4.4%
 Call-Net Enterprises, Inc.:
  stepped coupon, (8.940% 08/01/03)
                               (a)08/15/08                3,000       1,762
                         8.000%   08/15/08                2,000       1,935
 Centennial Cellular Corp.,
                        10.750%   12/15/08  (b)           5,000       5,025
 Diamond Holdings, PLC,
                         9.125%   02/01/08  (e)          10,000       9,775
 Echostar Communications Corp.:
  stepped coupon, (10.750% 02/15/02)
                               (a)06/01/04                4,000       4,090
                        12.500%   07/01/02               12,500      14,437
 Microcell Telecommunications, Inc.,
  stepped coupon, (14.000% 12/01/01)
                               (a)06/01/06                7,000       5,180
 OnePoint Communications Corp.,
                        14.500%   06/01/08  (b)           4,000       2,160
 Time Warner Telecom, LLC,
                         9.750%   07/15/08                7,000       7,350
                                                                   --------
                                                                     51,714
                                                                   --------

 MOTOR FREIGHT & WAREHOUSING - 0.4%
 MTL, Inc.,
                        10.000%   06/15/06  (b)           5,000       4,850
                                                                   --------

 TELECOMMUNICATION - 15.6%
 Arch Communication Group, Inc.,
                        12.750%   07/01/07                4,000       4,000
 Clearnet Communications, Inc.,
  stepped coupon, (14.750% 12/15/00)
                               (a)12/15/05                8,000       6,880
 Hyperion Telecommunications, Inc.,
  stepped coupon, (13.000% 04/15/01)
                               (a)04/15/03  (b)          12,000       8,580
 Intermedia Communications, Inc.,
                         8.500%   01/15/08  (b)          10,000       9,550

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - CONT.             PAR       VALUE
---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
 TELECOMMUNICATION - CONT.
 Level 3 Communications, Inc.,
                         9.125%    05/01/08             $ 10,000    $  9,925
 Loral Space & Communications Ltd.,
                        11.250%   01/15/07               14,450      14,306
 McLeodUSA, Inc.:
                         8.375%   03/15/08               16,000      16,080
                         9.500%   11/01/08  (b)           2,000       2,130
 Metrocall, Inc.:
                         9.750%   11/01/07               12,000      11,520
                        11.000%   09/15/08                4,000       4,020
 Metromedia Fiber Corp.,
                        10.000%  11/15/08                 3,000       3,082
 MetroNet Communications Corp.:
  stepped coupon, (11.875% 09/15/01)
                               (a)06/15/08                4,500       2,756
                        12.000%   08/15/07  (b)           1,250       1,359
 NTL, Inc.,
  stepped coupon, (9.750% 04/01/03)
                               (a)04/01/08               13,000       8,011
                        10.000%   02/15/07                8,000       8,200
                        11.500%   10/01/08  (b)           1,750       1,908
 Nextel Communications, Inc.,
  stepped coupon, (9.750% 10/31/02)
                               (a)10/31/07               19,500      11,895
 Nextel International, Inc.,
  stepped coupon, (12.125% 04/15/03)
                               (a)04/15/08                5,000       2,319
 Nextlink Communications, LLC,
  stepped coupon, (9.450% 04/15/03)
                               (a)04/15/08                4,000       2,300
 Pagemart Wireless, Inc.,
  stepped coupon, (11.250% 02/01/03)
                               (a)02/01/08                5,000       2,400
 Price Communications Wireless, Inc.,
                         9.125%   12/15/06  (b)           2,250       2,273
 Price Communications Wireless, Inc., PIK,
                        11.250%   08/15/08                8,500       8,075
 RCN Corp.,
  stepped coupon, (11.125% 10/15/02)
                               (a)10/15/07                5,000       2,875
 Rogers Cantel, Inc.,
                         9.750%   06/01/16               12,000      12,840
 Sprint Spectrum L.P.,
  stepped coupon, (12.500% 08/15/01)
                               (a)08/15/06                8,850       8,098

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
 Verio, Inc.:
                        10.375%   04/01/05              $ 5,000  $    4,900
                        11.250%   12/01/08  (b)           8,000       8,080
 WinStar Equipment Corp.,
                        12.500%   03/15/04                5,000       5,100
                                                                 ----------
                                                                    183,462
                                                                 ----------

---------------------------------------------------------------------------
WHOLESALE TRADE - 0.9%
 DURABLE GOODS - 0.2%
 Holmes Products Corp.,
                         9.875%   11/15/07                2,000       1,880
                                                                 ----------

 NONDURABLE GOODS - 0.7%
 Revlon Consumer Products Corp.,
                         9.000%   11/01/06                8,000       7,920
                                                                 ----------

 TOTAL CORPORATE FIXED INCOME BONDS & NOTES
 (cost of $1,045,131)                                             1,000,455
                                                                 ----------

CONVERTIBLE CORPORATE BONDS - 0.9%
---------------------------------------------------------------------------
MINING & ENERGY - 0.9%
 OIL & GAS EXTRACTION
 HS Resources, Inc.,
 (cost of $11,641)       9.250%   11/15/06               11,500      10,982
                                                                 ----------

 TOTAL BONDS & NOTES
 (cost of $1,056,772)                                             1,011,437
                                                                 ----------

PREFERRED STOCKS - 9.1%                                  SHARES
---------------------------------------------------------------------------
RETAIL TRADE - 0.1%
 FOOD STORES
 Supermarkets General Holdings, 3.250%                       69       1,439
                                                                 ----------

---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 9.0%
 BROADCASTING - 0.3%
 PriMedia, Inc.:
        9.200%                                               26       2,548
       10.000%                                               15       1,545
                                                                 ----------
                                                                      4,093
                                                                 ----------

 CABLE - 4.8%
 Adelphia Communications Corp.                               90      10,620
 CSC Holdings Ltd., PIK:
       11.125%                                               62       6,974
       11.750%                                              344      39,175
                                                                 ----------
                                                                     56,769
                                                                 ----------

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
PREFERRED STOCKS - CONT.                                 SHARES       VALUE
---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
 COMMUNICATIONS - 1.9%
 Echostar Communications Corp., 12.125% (f)                  17   $  20,228
 Global Crossing Ltd., PIK
       10.500%  (b)(f)                                       15       1,447
                                                                  ---------
                                                                     21,675
                                                                  ---------

 TELECOMMUNICATION - 2.0%
 Concentric Network Corp., PIK,
       13.500%                                                    (g)    53
 Nextel Communications, Inc., PIK:
       11.125%                                               18      17,172
       13.000%                                                6       5,794
                                                                  ---------
                                                                     23,019
                                                                  ---------

 TOTAL PREFERRED STOCKS (cost of $106,944)                          106,995
                                                                  ---------

COMMON STOCKS - 1.0%
---------------------------------------------------------------------------
MANUFACTURING - 0.1%
 CHEMICALS & ALLIED PRODUCTS - 0.0%
 Crestline Capital Corp. (f)                                  1          11
 Crompton & Knowles Corp.                                    14         294
                                                                  ---------
                                                                        305
                                                                  ---------

 FOOD & KINDRED PRODUCTS - 0.1%
 Darling International, Inc.  (f)                            52         159
 Dr. Pepper Bottling Company of Texas,
  Series A  (f)                                              40       1,200
                                                                  ---------
                                                                      1,359
                                                                  ---------

---------------------------------------------------------------------------
MINING & ENERGY - 0.0%
 CRUDE PETROLEUM & NATURAL GAS - 0.0%
 Coho Energy, Inc. (f)                                       30          84
                                                                  ---------

 OIL & GAS EXTRACTION - 0.0%
 Gulf Canada Resources, Ltd.  (f)                           150         441
 Pioneer Natural Resources Co.                                7          61
                                                                  ---------
                                                                        502
                                                                  ---------

 OIL & GAS FIELD SERVICES - 0.0%
 Parker Drilling Company (f)                                100         319
                                                                  ---------

---------------------------------------------------------------------------
RETAIL TRADE - 0.0%
 MISCELLANEOUS RETAIL - 0.0%
 Macleod-Stedman, Inc.  (f)(h)                              425           4
 Pharmhouse Corp. (f)                                         1           2
                                                                  ---------
                                                                          6
                                                                  ---------

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
 RESTAURANTS - 0.0%
 Host Marriott Corp. (f)                                      8    $    104
                                                                   --------

---------------------------------------------------------------------------
SERVICES - 0.1%
 BUSINESS SERVICES - 0.0%
 Iron Mountain, Inc. (f)                                      1          40
                                                                   --------

 HOTELS, CAMPS & LODGING - 0.1%
 Isle of Capri Casinos, Inc.  (f)                           150         595
                                                                   --------

---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.7%
 CABLE - 0.2%
 Century Communications Corp. (f)                            80       2,528
                                                                   --------

 COMMUNICATIONS - 0.4%
 EchoStar Communications Corp.
  Class A (f)                                               100       4,838
                                                                   --------

 ELECTRIC SERVICES - 0.0%
 Baycorp Holdings, Ltd. (f)                                 (g)          (g)
                                                                   --------

 LOCAL & SUBURBAN TRANSIT - 0.0%
 Greyhound Lines, Inc., 12.500% Escrow
  Receipt (f)(h)                                              2          (g)
 Greyhound Lines, Inc., 13.000% Escrow
  Receipt (f)(h)                                              1          (g)
                                                                   --------
                                                                         (g)
                                                                   --------

 MOTOR FREIGHT & WAREHOUSING - 0.0%
 St. Johnsbury Trucking Co. (f)(h)                           79           1
 Sun Carriers, Inc.  (f)(h)                                 326           3
                                                                   --------
                                                                          4
                                                                   --------

 TELECOMMUNICATION - 0.1%
 Metrocall, Inc.  (f)                                       100         438
 Nextel Communications, Inc. Class A (f)                     50       1,181
                                                                   --------
                                                                      1,619
                                                                   --------

---------------------------------------------------------------------------
WHOLESALE TRADE - 0.1%
 DURABLE GOODS
 Associated Materials, Inc. (f)                              50         587
                                                                   --------

 TOTAL COMMON STOCKS (cost of $10,313)                               12,890
                                                                   --------

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
WARRANTS (f) - 0.0%                                      SHARES       VALUE
---------------------------------------------------------------------------
MANUFACTURING - 0.0%
 RUBBER & PLASTIC - 0.0%
 BPC Holdings Corp.
  expires 04/15/04 (h)                                        4 $        70
                                                                -----------

SERVICES - 0.0%
 HEALTH SERVICES - 0.0%
 Wright Medical Technology
  expires 06/15/03 (b)                                        1          (g)
                                                                -----------

 HOTELS, CAMPS & LODGING - 0.0%
 Capital Gaming International
  expires 02/01/99 (h)                                        6          (g)
                                                                -----------

---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
 CABLE - 0.0%
 Wireless One, Inc.
  expires 10/19/00 (h)                                       20          (g)
                                                                -----------
 COMMUNICATION - 0.0%
 Onepoint Communications Corp.
  expires 06/01/08 (b)                                        4           4
                                                                -----------

 TELECOMMUNICATION - 0.0%
 American Telecasting, Inc.
  expires 08/01/00 (h)                                        9          (g)
 Intermedia Communication of Florida, Inc.
  expires 06/01/00 (b)                                        1          43
 Loral Orion Network
  expires 01/15/07                                           12         138
 MetroNet Communications Corp.
  expires 08/15/07 (b)                                        1          53
                                                                -----------
                                                                        234
                                                                -----------

 TOTAL WARRANTS (cost of $595)                                          308
                                                                -----------

 TOTAL INVESTMENTS (cost of $1,174,624)(i)                        1,131,630
                                                                -----------

SHORT-TERM OBLIGATIONS - 2.9%                               PAR
---------------------------------------------------------------------------
 Repurchase agreement with ABN AMRO
 Chicago Corp., dated 12/31/98 due
 01/04/99 at 4.750% collateralized by
 U.S. Treasury notes with various
 maturities to 2015, market value
 $34,878 (repurchase proceeds $34,293)                 $ 34,275      34,275
                                                                -----------

OTHER ASSETS & LIABILITIES, NET - 0.9%                               10,148
---------------------------------------------------------------------------

                     Investment Portfolio/December 31, 1998
---------------------------------------------------------------------------
 NET ASSETS - 100%                                              $ 1,176,053
                                                                -----------

NOTES TO INVESTMENT PORTFOLIO:
---------------------------------------------------------------------------

 (a) Currently zero coupon. Shown parenthetically is the interest to be paid and the date the Fund will begin accruing this rate.
 (b) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998 the value of these securities amounted to $91,803 or 7.8% of net assets.
 (c) This is a Norwegian security. Par amount is stated in U.S. dollars.
 (d) Zero coupon bond.
 (e) This is a British security. Par amount is stated in U.S. dollars.
 (f) Non-income producing.
 (g) Rounds to less than one.
 (h) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
 (i) Cost for federal income tax purposes is $1,175,053.





                      Acronym                          Name
                      -------                      ---------------
                        PIK                        Payment-In-Kind







See notes to financial statements.

                          STATEMENT OF ASSETS & LIABILITIES
                                DECEMBER 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,174,624)                        $ 1,131,630
Short-term obligations                                             34,275
                                                              -----------
                                                                1,165,905
Receivable for:
  Interest                                         $ 21,040
  Fund shares sold                                    4,210
  Dividends                                             785
Other                                                   183        26,218
                                                   --------   -----------
    Total Assets                                                1,192,123


LIABILITIES
Payable for:
  Investments purchased                              12,774
  Fund shares repurchased                             3,256
Accrued:
  Deferred Trustees fees                                 12
Other                                                    28
                                                   --------
    Total Liabilities                                              16,070
                                                              -----------

NET ASSETS                                                    $ 1,176,053
                                                              ===========
Net asset value & redemption price per share -
Class A ($568,125/84,058)                                           $6.76 (a)
                                                              ===========

Maximum offering price per share - Class A
($6.76/0.9525)                                                      $7.10
                                                              =========== (b)

Net asset value & offering price per share -
Class B ($573,626/84,875)                                           $6.76
                                                              =========== (a)

Net asset value & offering price per share -
Class C ($34,302/5,076)                                             $6.76
                                                              =========== (a)

COMPOSITION OF NET ASSETS
Capital paid in                                               $ 1,232,971
Undistributed net investment income                                 2,182
Accumulated net realized loss                                     (16,106)
Net unrealized depreciation                                       (42,994)
                                                              -----------
                                                              $ 1,176,053
                                                              ===========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


(in thousands)
INVESTMENT INCOME
Interest                                                        $ 102,768
Dividends                                                          12,286
                                                                ---------
     Total Investment Income                                      115,054



EXPENSES
Management fee                                     $  6,887
Service fee                                           2,871
Distribution fee - Class B                            4,013
Distribution fee - Class C                              190
Transfer agent                                        3,258
Bookkeeping fee                                         396
Trustees fee                                             56
Custodian fee                                            70
Audit fee                                                42
Legal fee                                                 8
Registration fee                                        140
Reports to shareholders                                  21
Other                                                   241
                                                   --------
Total expenses                                       18,193
Fees waived by the Distributor - Class C                (38)
Custodian credits earned                                (64)       18,091
                                                   --------     ---------
       Net Investment Income                                       96,963
                                                                ---------



NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO
 POSITIONS
Net realized gain                                    12,058
Change in net unrealized depreciation
 during the period                                  (84,514)
                                                   --------
       Net Loss                                                   (72,456)
                                                                ---------
Increase in Net Assets from Operations                          $  24,507
                                                                =========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        Year ended
                                                        December 31
(in thousands)                                  ------------------------
INCREASE (DECREASE) IN NET ASSETS                   1998          1997(a)
Operations:
Net investment income                           $    96,963  $    84,379
Net realized gain                                    12,058       33,243
Net unrealized appreciation (depreciation)          (84,514)      12,075
                                                -----------  -----------
    Net Increase from Operations                     24,507      129,697
Distributions:
From net investment income - Class A                (51,766)     (48,571)
From net investment income - Class B                (43,090)     (36,076)
From net investment income - Class C                 (2,079)        (968)
                                                -----------  -----------
                                                    (72,428)      44,082
                                                -----------  -----------
Fund Share Transactions:
Receipts for shares sold - Class A                  217,413      256,767
Value of distributions reinvested - Class A          24,171       22,111
Cost of shares repurchased - Class A               (236,136)    (225,980)
                                                -----------  -----------
                                                      5,448       52,898
                                                -----------  -----------
Receipts for shares sold - Class B                  252,839      236,653
Value of distributions reinvested - Class B          20,530       16,974
Cost of shares repurchased - Class B               (180,415)    (170,175)
                                                -----------  -----------
                                                     92,954       83,452
                                                -----------  -----------
Receipts for shares sold - Class C                   33,956       26,798
Value of distributions reinvested - Class C           1,338          621
Cost of shares repurchased - Class C                (17,276)     (16,033)
                                                -----------  -----------
                                                     18,018       11,386
                                                -----------  -----------
    Net Increase from Fund Share Transactions       116,420      147,736
                                                -----------  -----------
        Total Increase                               43,992      191,818
NET ASSETS
Beginning of period                               1,132,061      940,243
                                                -----------  -----------
End of period (including undistributed net
  investment income of $2,182 and $1,407,
  respectively)                                 $ 1,176,053  $ 1,132,061
                                                ===========  ===========


(a) Class D shares were redesignated Class C shares on July 1, 1997.


See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                        Year ended
                                                        December 31
                                                ------------------------
                                                    1998          1997(a)
NUMBER OF FUND SHARES
Sold - Class A                                       30,889       36,392
Issued for distributions reinvested - Class A         3,429        3,122
Repurchased - Class A                               (33,301)     (32,029)
                                                -----------  -----------
                                                      1,017        7,485
                                                -----------  -----------
Sold - Class B                                       36,449       33,503
Issued for distributions reinvested - Class B         2,916        2,396
Repurchased - Class B                               (25,615)     (24,160)
                                                -----------  -----------
                                                     13,750       11,739
                                                -----------  -----------
Sold - Class C                                        4,801        3,789
Issued for distributions reinvested - Class C           191           87
Repurchased - Class C                                (2,404)      (2,263)
                                                -----------  -----------
                                                      2,588        1,613
                                                -----------  -----------


(a) Class D shares were redesignated Class C shares on July 1, 1997.


See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial High Yield Securities Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accredited to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $64,415 applied during the year ended December 31, 1998. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

                 Average Net Assets                   Annual Fee Rate
                 ------------------                   ---------------
                  First $50 million                      No charge
                  Next $950 million                        0.035%
                  Next $1 billion                          0.025%
                  Next $1 billion                          0.015%
                  Over $3 billion                          0.001%

TRANSFER AGENT FEE: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty
Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------

Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended December 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $163,702 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $1,121,214 and $17,236 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended December 31, 1998, purchases and sales of investments, other than short-term obligations were $1,167,288,597 and $1,064,152,274, respectively.

Unrealized appreciation (depreciation) at December 31, 1998, based on cost of investments for federal income tax purposes was:

                Gross unrealized appreciation    $  27,791,305
                Gross unrealized depreciation      (71,214,003)
                                                 -------------
                  Net unrealized depreciation    $ (43,422,698)
                                                 =============

CAPITAL LOSS CARRYFORWARDS: At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                  Year of                  Capital loss
                expiration                 carryforward
                ----------                 ------------
                   2003                    $ 11,710,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1998.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 159,712,117 shares of beneficial interest. The votes cast at the Meeting were as follows:
                                                               AUTHORITY
                                                      FOR       WITHHELD
                                                   ----------  ---------
To Elect a Board of Trustees.
      Robert J. Birnbaum                           86,215,239  3,394,738
      Tom Bleasdale                                86,248,511  3,361,465
      John Carberry                                86,215,239  3,394,738
      Lora S. Collins                              86,247,473  3,362,504
      James E. Grinnell                            86,249,643  3,376,763
      Richard W. Lowry                             86,284,552  3,325,424
      Salvatore Macera                             86,273,539  3,336,439
      William E. Mayer                             86,266,366  3,343,612
      James L. Moody, Jr.                          86,283,073  3,326,905
      John J. Neuhauser                            86,270,326  3,339,651
      Thomas E. Stitzel                            86,280,407  3,329,570
      Robert L. Sullivan                           86,289,969  3,320,009
      Anne-Lee Verville                            86,283,073  3,326,905

To amend fundamental investment policies regarding borrowing and lending.

                    FOR             AGAINST         ABSTAIN
                 ----------        ---------       ---------
                 65,988,983        2,908,693       4,847,732

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS - CONT.
--------------------------------------------------------------------------------
To reclassify the fundamental investment policy regarding the purchase of illiquid securities.

                    FOR             AGAINST         ABSTAIN
                 ----------        ---------       ---------
                 64,801,857        3,837,135       5,106,418

To approve policies for a master fund/feeder fund structure.

                    FOR             AGAINST         ABSTAIN
                 ----------        ---------       ---------
                 65,482,019        3,079,765       5,183,624

                             FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                         Year ended December 31
                         --------------------------------------------------------
                                   1998                            1997
                          Class A  Class B   Class C   Class A   Class B  Class C(a)
                         --------  -------   -------   -------   -------  -------
Net asset value -
   Beginning of period   $ 7.230   $ 7.230   $ 7.230   $ 6.920   $ 6.920  $ 6.920
                         -------   -------   -------   -------   -------  -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income      0.628     0.574     0.585(c)  0.610     0.557    0.562
Net realized and
 unrealized gain (loss)   (0.474)   (0.474)   (0.474)    0.312     0.312    0.312
                         -------   -------  --------   -------   -------  -------
  Total from Investment
    Operations             0.154     0.100     0.111     0.922     0.869    0.874
                         -------   -------   -------   -------   -------  -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment
 income                   (0.624)   (0.570)   (0.581)  (0.612)    (0.559)  (0.564)
In excess of net
 investment income            --        --        --        --        --       --
                         -------   -------   -------   -------   -------  -------
Total Distributions
    Declared to
    Shareholders          (0.624)   (0.570)   (0.581)   (0.612)   (0.559)  (0.564)
                         -------   -------   -------   -------   -------  -------
Net asset value - End
   of period             $ 6.760   $ 6.760   $ 6.760   $ 7.230   $ 7.230  $ 7.230
                         -------   -------   -------   -------   -------  -------
Total return (d)            2.12%     1.36%     1.51%(e) 13.87%    13.03%   13.11%
                         -------   -------   -------   -------   -------  -------

RATIOS TO AVERAGE NET ASSETS
Expenses (g)                1.21%       1.96%      1.81%(c)    1.20%        1.95%      1.85%
Net investment income (g)   8.81%       8.06%      8.21%(c)    8.53%        7.78%      7.88%
Portfolio turnover            97%         97%        97%        115%         115%       115%
Net assets at end
of period (000)        $ 568,125   $ 573,626   $ 34,302   $ 600,107    $ 513,977   $ 17,977

(a) Class D shares were redesignated Class C shares on July 1, 1997.
(b Class C shares were initially offered on January 15, 1996. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.15%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) In 1998, the benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01%. In 1997, the benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                             Year ended December 31
             ---------------------------------------------------
                           1996                      1995
               Class A   Class B   Class C(b)  Class A   Class B
             --------- ---------  --------   ---------  --------

             $   6.750 $   6.750   $ 6.780   $  6.300  $  6.300
             --------- ---------   -------   --------  --------


                 0.625     0.574     0.554      0.615     0.566

                 0.160     0.160     0.130      0.452     0.452
             --------- ---------   -------   --------  --------

                 0.785     0.734     0.684      1.067     1.018
             --------- ---------   -------   --------  --------



                (0.615)   (0.564)   (0.544)    (0.603)   (0.555)

                    --        --        --     (0.014)   (0.013)
             --------- ---------   -------   --------  --------

                (0.615)   (0.564)   (0.544)    (0.617)   (0.568)
             --------- ---------   -------   --------  --------

             $   6.920 $   6.920   $ 6.920     $6.750  $  6.750
             ========= =========   =======   ========  ========
                 12.21%    11.38%    10.56%(f)  17.65%    16.78%
             ========= =========   =======   ========  ========


                  1.20%     1.95%     1.92%(h)   1.21%     1.96%
                  9.02%     8.27%     8.27%(h)   9.14%     8.39%
                   145%      145%      145%        95%       95%

             $ 523,065 $ 411,124   $ 6,054   $ 466,905 $ 351,068

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                           Year ended
                                           December 31
                                    ------------------------
                                              1994
                                      Class A      Class B
                                    ----------    ---------
Net asset value -
   Beginning of period              $   6.950     $   6.950
                                    ----------    ---------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                    0.599        0.549
Net realized and
 unrealized loss                        (0.622)      (0.622)
                                    ----------    ---------
   Total from Investment
      Operations                        (0.023)      (0.073)
                                    ----------    ---------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income              (0.627)      (0.577)
                                    ----------    ---------
Net asset value - End of period     $    6.300    $   6.300
                                    ==========    =========
Total return (a)                         (0.34)%  $   (1.09)%
                                    ==========    =========

RATIOS TO AVERAGE NET ASSETS
Expenses                                 1.23%         1.98%
Net investment income                    9.03%         8.28%
Portfolio turnover                        123%          123%
Net assets at end
of period (000)                     $ 389,791     $ 253,438



(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF COLONIAL HIGH YIELD
  SECURITIES FUND

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial High Yield Securities Fund (the "Fund") (a series of Colonial Trust I), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 1999

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .............. press 1

For account information ............................................... press 2

To speak to a service representative .................................. press 3

For yield and total return information ................................ press 4

For duplicate statements or new supply of checks ...................... press 5

To order duplicate tax forms and year-end statements .................. press 6
(February through May)

To review your options at any time during your call ................... press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial High Yield Securities Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial High Yield Securities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial High Yield Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.



* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock
Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore
Bank
& Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[LIBERTY LOGO]
Liberty Funds Distributor, Inc. (C)1999
One Financial Center, Boston, MA 0211-2621, 1-800-426-3750
Visit us at www.libertyfunds.com